SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported): July 13, 2010
Radient Pharmaceuticals Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16695 (Commission File Number)	33-0413161 (IRS Employer Identification No.)
2492 Walnut Avenue, Suite 100, Tustin, California, 92780-7039
(Address of principal executive offices (zip code))
714-505-4461
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 1.01: Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure.
We filed an 8-K yesterday, July 12, 2010, to disclose our entry into a Letter of Intent with Provista Diagnostics Inc., a Nevada development company offering laboratory services meeting the Clinical Laboratory Improvement Act guidelines, with whom we intend to acquire if our respective due diligence searches are successfully completed. As stated in that 8-K, we are filing this amendment to attach the press release announcing the LOI as an exhibit hereto. We filed the press release earlier this morning.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
99.1 Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIENT PHARMACEUTICALS CORPORATION
By:	/s/ Akio Ariura
	Name:	Akio Ariura
	Title:	Chief Financial Officer

Dated: July 13, 2010